                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                    @PLAN.INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Tennessee                                      62-1643381
----------------------------------------             ---------------------------
(State of incorporation or organization)                  (I.R.S. Employer
                                                         Identification No.)
   Three Landmark Square, Suite 400
        Stamford, Connecticut                                  06901
----------------------------------------             ---------------------------
(Address of principal executive offices)                     (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:  None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [x]

     Securities Act registration statement file number to which this form relates: 333-74507 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates by reference herein the description of the Registrant's common stock, no par value, appearing under the caption "Description of Capital Stock" at pages 54 to 58 in the Registrant's preliminary prospectus, included in the Registrant's Registration Statement on Form S-1 (File No. 333-74507) (the "Registration Statement") as filed with the
Securities and Exchange Commission (the "SEC") on March 16, 1999, as such description may be amended in any preliminary or final prospectus included or deemed to be included in an amendment to the Registration Statement subsequently filed with the SEC. The Registration Statement will be declared effective concurrently with this Form 8-A.


ITEM 2.  EXHIBITS.

         3.1 Third Amended and Restated Charter of Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-74507)).

         3.2 Second Amended and Restated Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (333-74507)).

         4.1 Specimen of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (333-74507)).

         4.2 Amended and Restated Shareholders' Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (333-74507)).

         4.3      Form of Stock Purchase Warrant (incorporated by reference to
                  Exhibit 4.3 to the Registration Statement on Form S-1 (333-74507)).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            @plan.inc


Date: March 17, 1999
                                            /s/ Nancy A. Lazaros
                                            ----------------------------------
                                            Nancy A. Lazaros
                                            Senior Vice President and
                                            Chief Financial Officer